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                                                                     EXHIBIT 1.1


                                1,200,000 SHARES


                            ZEVEX INTERNATIONAL, INC.


                                  COMMON STOCK



                             UNDERWRITING AGREEMENT




                                                             November 21, 1997




WEDBUSH MORGAN SECURITIES, INC.
EVEREN SECURITIES, INC.
  As Representatives of the several Underwriters
c/o Wedbush Morgan Securities
1000 Wilshire Boulevard, 10th Floor
Los Angeles, California  90017-2465

Gentlemen:

         Zevex International, Inc., a Delaware corporation (the "Company") proposes to issue and sell to you and other firms and corporations named in Schedule A attached hereto (the "Underwriters," which term shall also include any underwriter substituted as provided in Section 10 hereof), for which you are acting as representatives ("Representatives"), One Million Two Hundred Thousand (1,200,000) shares of the Company's Common Stock (the "Primary Securities"). In addition, the selling securityholders named in Schedule B hereto (the "Selling Securityholders") propose to grant to the Underwriters an option to purchase, for the purpose of covering over-allotments, Thirty Thousand (30,000) shares of the Company's Common Stock (the "Secondary Shares") and warrants to purchase up to One Hundred Fifty Thousand (150,000) shares of the Company's Common Stock (the "Warrants" and, together with the shares to be acquired upon the exercise thereof, if any, and the Secondary Shares, the "Over-Allotment Securities"). The Primary Securities and the Over-Allotment Securities are collectively referred to below as the "Securities." The Company and the Selling Securityholders agree with the several Underwriters as set forth below.

         1. Representations, Warranties and Certain Covenants of the Company. The Company represents and warrants to, and the Company also covenants and agrees with, each of the Underwriters as follows:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-37189), including a preliminary prospectus, relating to the Securities and such amendments to the registration statement and prospectus included therein as may have been required to the date hereof. The Company will file with the Commission either: (i) prior to effectiveness of such registration statement, a further amendment thereto, including a form of prospectus, and if required after effectiveness of such registration statement, a final prospectus in accordance with Rule 424(b) of the rules and regulations ("Rules and Regulations") under the Securities Act of 1933, as amended (the "Act"), or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. Any such preliminary prospectus and any prospectus included in the registration statement at the time it becomes effective that omits information pursuant to Rule
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         430A of the Rules and Regulations, is referred to herein as a
         "preliminary prospectus"; such registration statement, as it may have been amended at the time when it becomes effective, including financial statements, exhibits, and the information, if any, deemed to be a part of such registration statement by virtue of Rule 430A of the Rules and Regulations, is referred to herein as the "Registration Statement"; and such final form of prospectus, in the form in which it was first filed pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is made, in the form included in the Registration Statement at the time it becomes effective, is referred to herein as the "Prospectus."

                  (b) The Commission has not issued, nor has it had cause to issue, an order preventing or suspending the use of any preliminary prospectus and each such preliminary prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and has not included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the date of this Agreement, when the Registration Statement becomes effective and at the Closing Date (as defined below) (i) the Registration Statement and Prospectus and any amendments or supplements thereto will contain all statements that are required to be stated therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations,
         (ii) the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Prospectus will not include any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters expressly for use therein.

                  (c) The consolidated financial statements of the Company set forth in the Registration Statement and Prospectus present fairly, in all material respects, the financial condition of the Company and its subsidiary, Zevex, Inc. (the "Subsidiary") as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

                  (d) Each of the Company and the Subsidiary has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiary has all requisite power and authority to own, lease and operate its properties and to conduct its business as is described in the Prospectus. Each of the Company and the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required except where the failure to so qualify will not have a material adverse effect on the Company and the Subsidiary taken as a whole.

                  (e) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus and the issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The sale of the Securities has been duly authorized and after issuance of and payment for the Securities in accordance with this Agreement, the Securities will be validly issued, fully paid and nonassessable; the Underwriters will acquire good and marketable title to the Securities (other than the Securities sold by Selling Securityholders), free and clear of any adverse claims whatsoever, and the holders of the Common Stock of the Company are not entitled to any preemptive rights. All of the issued and outstanding shares of the capital stock of the Subsidiary, which have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company free and clear of all liens, claims or encumbrances whatsoever. Except as disclosed in the Prospectus and the financial statements of the


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         Company, and the related notes thereto, included in the Prospectus, neither the Company nor the Subsidiary has outstanding any options or warrants to purchase, any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The Company's Common Stock has been approved for listing and is listed on the American Stock Exchange ("AMEX").

                  (f) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor the Subsidiary has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and the Subsidiary taken as a whole, and there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, or any material adverse change in the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary taken as a whole.

                  (g) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding of which the Company or the Subsidiary is a party, before or by any court or governmental agency or body, that would result in any material adverse change in the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and the Subsidiary taken as a whole, or might materially and adversely affect the properties or assets thereof.

                  (h) There are no contracts or documents that are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so filed.

                  (i) Except as set forth in the Prospectus, the Company and the Subsidiary owns or has valid leasehold interests in all properties and assets required for the operation of their business as now conducted or as proposed to be conducted, including those described in the Registration Statement and the Prospectus as being owned by them; and each of the Company and the Subsidiary has good title to all properties and assets owned by it material to its business. All leases to which the Company or the Subsidiary is a party are valid, subsisting and enforceable and no default by the Company or the Subsidiary has occurred and is continuing thereunder; and each of the Company and the Subsidiary enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee.

                  (j) The Company has full right, power and authority to enter into this Agreement and the Warrant Agreement, in the form of
         Exhibit 1 hereto (the "Warrant Agreement"), and to perform all of its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Warrant Agreement by the Company does not and will not violate, breach or conflict with the Articles of Incorporation or bylaws of the Company or the Subsidiary or any agreement to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their properties is bound or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required in connection with the transactions contemplated hereby except as may be required under the Act or state securities or "Blue Sky" laws. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms.

                  (k) The business of the Company and the Subsidiary, as presently conducted, does not violate any patent, trademark, service mark or proprietary interest of any other individual, corporation, partnership or other business entity, the violation of which might have a material adverse effect upon the Company and the Subsidiary taken as a whole.


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         (l)      Except as set forth in the Registration Statement, the Company does not own any shares of capital stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity or subsidiary.

         2. Representations, Warranties and Covenants of the Selling Securityholders. Each Selling Securityholder, severally and not jointly, represents and warrants to, and covenants and agrees with, each of the Underwriters as follows:

                  (a) Such Selling Securityholder has full power and authority to enter into this Agreement, the Power of Attorney appointing Dean G. Constantine and Phillip L. McStotts (in the case of those Selling Securityholders who are selling the Secondary Shares) or Dean G. Constantine and Kirk Blosch (in the case of those Selling Securityholders who are selling the Warrants), and each of them, as attorneys-in-fact (the "Power of Attorney") and the Custody Agreement with U.S. Trust Company of California, N.A. as Custodian (the "Custody Agreement"). All authorizations and consents necessary for the execution and delivery by or on behalf of such Selling Securityholder of this Agreement, the Power of Attorney and the Custody Agreement have been given. Each of this Agreement, the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Securityholder and each of this Agreement, the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Securityholder and is enforceable against such Selling Securityholder in accordance with the terms hereof and thereof.

                  (b) Such Selling Securityholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Securities to be sold by such Selling Securityholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and the Power of Attorney), and
         (ii) full legal right and power, and all authorizations and approvals (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) required by law, to sell, transfer and deliver such Securities to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Securityholder herein. Upon the delivery of and payment for such Securities hereunder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever.

                  (c) On the Closing Date, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Securities to be sold by such Selling Securityholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Securityholder and all laws imposing such taxes will have been fully complied with.

                  (d) No consent, approval, authorization or order of, or any filing with, any court or governmental agency or body is required for the consummation by such Selling Securityholder of the transactions on its part contemplated in this Agreement, the Power of Attorney or the Custody Agreement, except as may be required under the Act or state securities or "blue sky" laws.

                  (e) All information with respect to such Selling Securityholder provided in writing to the Company by such Selling Securityholder expressly for use in the Registration Statement and the Prospectus, (i) complied and will comply with all applicable provisions of the Act and the Rules and Regulations, (ii) contains and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, and (iii) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.


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                  (f)      Other than as permitted by the Act and the Rules and
         Regulations, such Selling Securityholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Securities. Such Selling Securityholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (g) Certificates in negotiable form for the Securities to be sold hereunder by such Selling Securityholder have been placed in custody, for the purpose of making delivery of such Securities under this Agreement, under the Custody Agreement for each Selling Securityholder. Such Selling Securityholder agrees that the Securities represented by the certificates held in custody for him, her or it under the Custody Agreement are for the benefit of and coupled with and subject to the interest of the Custodian, the Committee (as that term is defined in the Power of Attorney), the Underwriters, each other Selling Securityholder and the Company, that the arrangements made by such Selling Securityholder for such custody and the appointment of the Custodian and the Committee by such Selling Securityholder are irrevocable, and that the obligations of such Selling Securityholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Securityholder or the occurrence of any other event. If any Selling Securityholder should die, become disabled or incapacitated or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney, Custody Agreement and this Agreement and actions taken by the Custodian and the Committee pursuant to the Custody Agreement and the Power of Attorney shall be as valid as if such death, disability, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Committee, or either of them, shall have received notice thereof.

                  (h) None of the proceeds received by such Selling Securityholder from the sale of the Securities will be paid to a member of the National Association of Securities Dealers, Inc. or any affiliate of such member.

         3.       Sale and Purchase of the Securities.

                  (a) The Company hereby agrees to sell the Primary Securities to the several Underwriters as set forth in Schedule A attached hereto, and the several Underwriters, in reliance upon the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company, at the place and the time specified below, the respective aggregate numbers of Primary Securities set forth in Schedule A opposite their respective names, plus any additional Securities which such Underwriters may become obligated to purchase pursuant to the provisions of Section 3(b) hereof, at a price of $11.65625 per share of Common Stock.

                  (b) In addition, on the basis of the representations and warranties herein contained, upon not less than five days' notice from the Representatives to the Selling Securityholders, the Selling Securityholders


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         agree to sell to the Underwriters (but only for the purpose of covering over-allotments in the sale of the Primary Securities), all or any portion of the Over-Allotment Securities, as specified by the Representatives in such Notice, at a price of $11.65625 per share of Common Stock and $8.15625 per Warrant. The Company agrees to issue and sell to the Underwriters the number of shares of the Company's Common Stock issuable upon exercise of the Warrants included in the Over-Allotment Securities so acquired and the Underwriters, in reliance upon the representations, warranties and agreements herein contained, agree, severally and not jointly, to exercise such warrants and purchase such shares of Common Stock from the Company. Such shares of Common Stock shall thereupon become Over-Allotment Securities. The Over-Allotment Securities may be purchased on the Closing Date or at any time or times thereafter so long as the notice to purchase is given within a period of 45 days following the effective date of the Registration Statement. Over-Allotment Securities shall be purchased by each Underwriter in the proportion which the number of Primary Securities set opposite the name of each Underwriter in Schedule A hereto bears to the total number of Primary Securities. No Over-Allotment Securities shall be delivered to or for the accounts of the Underwriters unless the Primary Securities shall be simultaneously delivered and paid for or shall theretofore have been delivered and paid for as herein provided.

                  (c) The respective purchase obligation of each Underwriter shall be subject to such adjustments as the Representatives may in their absolute discretion make.

         4. Terms of Offering and Authority to Use Prospectus. The terms of the public offering by the Underwriters of the Securities to be purchased by them shall be as set forth in the Registration Statement and the Prospectus.

         The Company and the Selling Securityholders have authorized the Representatives to use preliminary prospectuses and to make them available for use by prospective Underwriters and dealers and authorize the Underwriters and all dealers acquiring Securities from an Underwriter to use the Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) in connection with the sale of the Securities until the earlier of completion of the public offering or the 90th day following effectiveness of the Registration Statement.

         5.       Payment and Delivery.

                  (a) Payment for the Primary Securities which the Underwriters agree to purchase hereunder shall be made to the Company by bank cashier's checks payable in Los Angeles Clearing House funds at the offices of Wedbush Morgan Securities, Inc., 1000 Wilshire Boulevard, 9th Floor, Los Angeles, California 90017-2465, or, in the case of payment to the Company, by wire transfer of immediately available funds to such account as the Company shall designate in writing, at 10:00 a.m., Pacific Time, on November 26, 1997, (unless postponed in accordance with the provisions of Section 10 hereof), or at the time, date (not later than seven full business days thereafter) and place agreed upon by the Representatives and the Company, against delivery to the Representatives for the respective accounts of the several Underwriters of the Primary Securities in the form of certificates for the securities comprising the Primary Securities. The date and time of this payment and delivery (which may be postponed as provided in Section 10 hereof) are sometimes referred to below as the "First Closing Date."

                  (b) Payment for the Over-Allotment Securities which the Underwriters have the right to purchase hereunder and payment to the Company of the exercise price thereof shall be made to the Selling Securityholders or the Company, as applicable, by bank cashier's check or checks payable in Los Angeles Clearing House funds at the office specified in the immediately preceding paragraph at the time or times and on the date or dates specified in the notice or notices delivered by the Representatives against delivery for the respective accounts of the several Underwriters of the Over-Allotment Securities in the form of certificates for the securities comprising the Over-Allotment Securities. The dates and times of these


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         payments and deliveries are herein singularly or collectively sometimes referred to as the "Second Closing Date." The term "Closing Date" refers to both the First Closing Date and the Second Closing Date.

                  (c) You, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Securityholders, as applicable, for Securities to be purchased by any Underwriter whose check shall not have been received by you at the date of payment therefor for the account of that Underwriter. Any payment by you shall not relieve that Underwriter from any of its obligations hereunder.

                  (d) The certificates for the Securities shall be registered in the name or names and shall be in the denominations you, as Representatives, at least three full business days prior to the First Closing Date, in the case of the Primary Securities, and at least three full business days prior to the Second Closing Date, in the case of the Over-Allotment Securities, may request. The Company and the Selling Securityholders agree to cause certificates for the Securities to be delivered pursuant to this Agreement at your offices, at the offices of The Depositary Trust Company, New York, New York, or at such other places as may be designated by you as Representatives, and to be made available for checking and packaging at one of the above offices or such other places as may be designated by you as the Representatives at least one full business day prior to the First Closing Date in the case of the Primary Securities, and at least one full business day prior to the Second Closing Date, in the case of the Over-Allotment Securities.

         6. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) The Registration Statement shall have become effective under the Act not later than (i) 2:00 p.m., Pacific Time, on the day following the date of this Agreement or (ii) such other time and date, but not later than 2:00 p.m, Pacific Time, on the second day following the date of this Agreement, as may be approved by the Underwriters (including the Representatives) that are obligated to purchase an aggregate of more than 50% of the Securities; and, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualifications of the Securities shall have been issued and no proceedings for that purpose shall be pending before or threatened by the Commission or any state securities or "Blue Sky" commissioner or authority.

                  (b) At each Closing Date, (i) the representations and warranties of the Company and the Selling Securityholders contained in this Agreement shall be true and correct with the same effect as if made on and as of such Closing Date and the Company and the Selling Securityholders shall have performed all of the obligations and complied with all of the conditions hereunder on their part to be performed or complied with on or prior to the Closing Date; (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; (iii) there shall have been, since the respective dates as of which information is given, no material adverse change in the business, properties or condition (financial or otherwise), results of operations, properties, prospects, capital stock, long-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement indicates might occur after the effective date of the Registration Statement, and neither the Company nor the Subsidiary shall have incurred any material liabilities or material obligations, direct or contingent, or entered into any material transaction, contract or agreement not in the ordinary course of business other than as referred to or contemplated in the Registration Statement; and, (iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company or the Subsidiary which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company or the Subsidiary before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable


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
         decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations, properties, prospects, or general affairs of the Company and the Subsidiary considered as a whole; and you shall have received at each Closing Date, (i) a certificate of the principal executive officer and the principal financial or accounting officer of the Company, dated as of such Closing Date, evidencing compliance with the provisions of this subsection (b), and confirming the accuracy of the representations of the Company set forth in Section 1 hereof and confirming that all conditions set forth herein have been met as of such date, and (ii) a certificate from each Selling Securityholder, dated as of such Closing Date, confirming the accuracy of the representations of such Selling Securityholder set forth in Section 2 hereof and confirming that all conditions set forth herein to be met by such Selling Securityholder have been met as of such date.

                  (c) No Underwriter shall have discovered and disclosed to the Company prior to either Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact that in the reasonable opinion of the Representatives is material, or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading.

                  (d) On each Closing Date you shall have received a signed opinion, dated as of such date, of Riordan & McKinzie, counsel to the several Underwriters, with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company and the Selling Securityholders shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                  (e) On each Closing Date you shall have received the signed opinion, dated as of such date, of Jones, Waldo, Holbrook & McDonough, counsel to the Company, in form reasonably satisfactory to counsel for the Underwriters, together with signed or photostatic copies thereof for each of the other Underwriters to the effect that:

                           (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (ii) except as set forth in the Registration Statement, the Company does not own any shares of capital stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity or subsidiary. All of the issued and outstanding shares of the capital stock of the Subsidiary have been duly authorized and validly issued to the Company and are fully paid and nonassessable.

                           (iii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (iv) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                           (v) the shares of Common Stock (including the Securities, other than the Warrants, to be sold by the Selling Securityholders) outstanding prior to the issuance of the Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and nonassessable;

                           (vi) the Securities to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of such Securities will not be subject to any preemptive or similar rights and the shares of Common Stock to be issued upon exercise of the Warrants by the Underwriters, when issued and delivered in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to any preemptive or similar rights;

                           (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                           (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the Subsidiary or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or the Subsidiary that is material to the Company and the Subsidiary, taken as a whole, or, to the best of such counsel's knowledge, any judgment, or decree of any governmental body, agency or court having jurisdiction over the Company or the Subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Securities by the Underwriters;

                           (ix) the statements (1) in the Prospectus under the captions "Risk Factors--Possible Rule 144 Sales," "Risk Factors--Impact of Anti-Takeover Measures in New Delaware Corporation; Possible Issuance of Preferred Stock; Classified Board," "Business--Manufacturing Capabilities--Manufacturing Contracts," the final paragraph of "Management--Directors, Executive Officers and Certain Key Employees," "Management--Amended 1993 Stock Option Plan," "Management--Profit Sharing Plan," "Management--Employee Stock Ownership Plan," "Description of Capital Stock" and "Shares Eligible for Future Sale" and (2) in the Registration Statement in Item 14 (which opinion shall be accompanied by the signed opinion, dated as of the same date, of Thorpe, North & Western, with respect to the statements in the Prospectus under the caption "Business--Patents, Trademarks and Other Proprietary Rights"), in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (x) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or the Subsidiary is a party or to which any of the properties of the Company or the Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and which are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                           (xi) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                           (xii) such counsel is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the Rules and Regulations; to such counsel's knowledge, except for financial statements and schedules as to which such counsel need not express any opinion, the Registration Statement and the prospectus included therein at the time the

         Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and to such counsel's knowledge, except for financial statements and schedules as to which such counsel need not express any opinion, the Prospectus, as of its date and as of the date of the opinion, did not and does not contain any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (xiii) to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, except as disclosed in the Prospectus;

                           (xiv) the certificates for the Securities comply with the provisions of Delaware law and have been duly approved by the Board of Directors of the Company;

                           (xv) the Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order proceedings suspending the effectiveness of the Registration Statement have been instituted or threatened or are pending under the Act;

                           (xvi)    the Warrant Agreement has been duly
         authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, reorganization or similar laws affecting creditors' rights generally; the Warrant Agreement, upon payment by the Representatives to the Company of $1,000, will be validly issued, fully paid and nonassessable; and the shares of Common Stock of the Company to be delivered upon exercise of the Warrant Agreement have been duly reserved for issuance and if, as and when issued and paid for in accordance with the provisions of the Warrant Agreement, will be validly issued, fully paid and nonassessable; and

                           (xvii) such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth above) and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality upon the statements of officers and other representatives of the Company), no facts have come to such counsel's attention that have made such counsel aware that either the Registration Statement or any amendment (including any post-effective amendment) thereto at the time such Registration Statement or amendment became effective, and as of the Closing Date contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of their respective dates and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus.

                  (f) On the Second Closing Date you shall have received the signed opinion, dated as of such date, of counsel to the Selling Securityholders, in form reasonably satisfactory to counsel to the Underwriters, together with signed or photostatic copies thereof for each of the other Underwriters, to the effect that:

                           (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Securityholders;

                           (ii) the execution and delivery by each Selling Securityholder of, and the performance by such Selling Securityholder of its obligations under, this Agreement, the Custody Agreement and Powers of Attorney of such Selling Securityholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Securityholder (if such Selling Securityholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Securityholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Securityholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Securityholder of its obligations under this Agreement, the Custody Agreement or Power of Attorney of such Selling Securityholder, except such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Securities;

                           (iii) each of the Selling Securityholders has valid marketable title to the Securities to be sold by such Selling Securityholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and Power of Attorney of such Selling Securityholder and to sell, transfer and deliver the Securities to be sold by such Selling Securityholder;

                           (iv) the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Securityholder and is a valid and binding agreement of such Selling Securityholder; and

                           (v) delivery of the Securities to be sold by each Selling Securityholder pursuant to this Agreement will pass marketable title to such Securities free and clear of any security interests, claims, liens, equities and other encumbrances.

                  (g) At the time of the signing of this Agreement and on each Closing Date, you shall have received a signed letter, dated, respectively, as of each such date, from each of Nielsen, Grimmett & Company, Daines & Rasmussen P.C., and Ernst & Young LLP in form and substance satisfactory to you, together with, in each case, signed or photostatic copies thereof for each of the other Underwriters, to the effect that:

                           (i) they are (or were in respect of the period covered by the Company's financial statements audited by them) independent auditors with respect to the Company within the meaning of the Act and the published Rules and Regulations thereunder;

                           (ii) in their opinion, the financial statements and schedules audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder.

         Any such letter from Ernst & Young LLP shall also be to the effect that:

                           (i) on the basis of procedures referred to in such letter, including a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company responsible for financial and accounting matters and the performance of procedures specified by the American Institute of Certified Public Accountants for a review of interim financial statements as described in SAS No. 71, Interim Financial Information, nothing caused them to believe that:

                                    (A)      at the date of the latest available
                  internal balance sheet of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock or long-term debt of the Company or any decrease in net current assets or net assets as compared with amounts shown in the September 30, 1997, unaudited balance sheet included in the Registration Statement, except in all instances for changes or decreases that the Registration Statement discloses have occurred or may occur or as may be set forth in such letter; or

                                    (B)      for the period from the date of the
                  latest available internal balance sheet of the Company to a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock, increase in long-term debt or decrease in consolidated net current assets or stockholders' equity of the Company;

                  (ii) they have inquired of certain officials of the Company who have responsibility for financial and accounting matters and those officials stated that the unaudited financial statements for the month ended October 31, 1997, are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; and

                  (iii) they shall have carried out certain procedures specified by you and shall have disclosed to you their findings with respect to the amounts, percentages and financial information specified by you and set forth in the Registration Statement and the Prospectus and derived from general accounting and financial records of the Company.

            Any changes (increases or decreases) in the items set forth in these letters which, in the reasonable judgment of the Representatives, are materially adverse with respect to the financial position or results of operations of the Company and the Subsidiary taken as a whole shall be deemed to constitute a failure of the Company to comply with the conditions to the obligations of the Underwriters hereunder.

            (h) On or prior to the First Closing Date, the Company shall execute and deliver to the Representatives the Warrant Agreement.

            (i) All proceedings taken at or prior to each Closing Date in connection with the sale of the Securities shall be satisfactory in form and substance to you and Riordan & McKinzie, counsel to the several Underwriters, and at the time of signing this Agreement and on the Closing Date, you and such counsel shall have received each and every additional document, letter, opinion, certificate or other item dated and executed in a manner reasonably satisfactory to you and such counsel, as you or such counsel may reasonably request in connection with the Prospectus, the Registration Statement, the offer and sale of the Securities hereunder, or proceedings at the Closing Date.

         If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, all obligations of the several Underwriters under this Agreement may be cancelled by the Representatives by notifying the Company and the Selling Securityholders of such cancellation on or prior to the applicable Closing Date.

         7.       Covenants of the Company and the Selling Securityholders.

                  7.1      The Company covenants and agrees as follows:

                           (a) To use its best efforts to bring about the effectiveness of the Registration Statement and not, at any time, whether before or after the effective date, file any amendment to the Registration Statement or Prospectus or supplement thereto of which you shall not previously have been advised and furnished with a copy or to which you or your counsel reasonably shall have objected or which is not in compliance with the Act and the Rules and Regulations, and as soon as the Company is advised thereof, to advise the Representatives and confirm this advice in writing (i) when the Registration Statement has become effective and (ii) of the issuance by the Commission or any state securities or "blue sky" commissioner or authority of any order suspending the effectiveness of the

                  Registration Statement or any qualification of the Securities or prohibiting the sale of the Securities or the initiation or threatening of any proceedings for any such purpose.

                           (b) To deliver, on or before the effective date of the Registration Statement and from time to time thereafter until the earlier of completion of the offering or 90 days following effectiveness of the Registration Statement, without charge, to the Representatives and to send to the several Underwriters, at such office or offices as the Representatives may designate, as many copies of the preliminary prospectus and Prospectus as the Representatives may reasonably request.

                           (c) To furnish each of the Representatives, without charge, one executed copy of the Registration Statement (including exhibits) and of any amendments thereto and to furnish the Representatives, without charge, a reasonable number of conformed copies of the Registration Statement (excluding exhibits) and of any amendments thereto.

                           (d) To furnish each of the Representatives with a copy of each proposed amendment or supplement before amending or supplementing the Registration Statement or the Prospectus.

                           (e) Until the earlier of completion of the offering or 90 days following effectiveness of the Registration Statement, if any event shall occur as a result of which it shall be necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to prepare and furnish, at its own expense, to the Underwriters and to dealers (whose names and addresses the Representatives will furnish to the Company) to whom Securities may have been sold by the Representatives and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading.

                           (f) To make generally available to the Company's security holders, as soon as practicable, but not later than fifteen months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a period of twelve months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of the last paragraph of Section 11(a) of the Act.

                           (g) For a period of three years following the date of this Agreement, to supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time furnish generally to holders of any class of its securities, and to furnish each of the Representatives a copy of each annual report on Form 10-K which it files with the Commission.

                           (h) To cooperate with the Representatives in an endeavor to qualify the Securities for offer and sale under the "blue sky" laws of such jurisdictions of the United States as the Representatives may request, and to pay, or reimburse if paid by the Representatives, fees and disbursements of counsel for the Underwriters and all other expenses and filing fees in connection therewith; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation as doing business in any jurisdiction.

                           (i) For a period of three years following the date of this Agreement, to comply to the best of its ability with the Act, the Rules and Regulations and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder so as to permit the continuance of sales and dealings in the Common Stock of the Company.

                           (j) To apply the net proceeds from the sale of the Securities in accordance with the statement made under "Use of Proceeds" in the Prospectus.

                           (k) To supply the Representatives with copies of all correspondence to and from and all documents issued to and by the Commission in connection with the registration of the Securities under the Act.

                  7.2 The Company covenants and agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, all costs and expenses incident to the entry into and performance under this Agreement by the Company, and without limiting the generality of the foregoing, all costs and expenses incident to (a) the issuance, purchase, sale and delivery of the Securities to the Underwriters, (b) the registration of the Securities and preparing, printing and shipping the Registration Statement and the underwriting documents, (c) the filing fees of the Commission, the National Association of Securities Dealers, Inc. and state securities and "blue sky" commissioners and authorities in connection with the Registration Statement and this Agreement, and the fees, disbursements and expenses of counsel in connection with state securities or "blue sky" matters, (d) the fees and disbursements of counsel and accountants for the Company, (e) the furnishing to the Representatives and the other Underwriters of copies of the Registration Statement, any preliminary prospectus, the Prospectus, this Agreement, the Blue Sky Survey (preliminary and final), and of the documents required by paragraphs (b), (c), (d) and
         (e) of Section 7.1, to be so furnished, including costs of preparing, printing and shipment, (f) the preparation, printing, mailing, delivery, filing and distribution by the Company of all supplements and amendments to the Prospectus required by paragraph (e) of Section 7.1,
         (g) the furnishing to the Representatives and the other Underwriters of all reports and financial statements required by paragraphs (f) and (g) of Section 7.1, and (h) the holding of informational meetings related to the offer and sale of the Securities, other than the Underwriters' expenses for air transportation and hotel accommodations. Except as set forth above, the Representatives will pay the fees and costs of their counsel, the costs of "tombstone" advertisements and their travel and lodging costs incident to the due diligence and informational meetings. If the sale of any of the Securities to the several Underwriters pursuant to this Agreement is not consummated for any reason, the Company will reimburse the several Underwriters for their out-of-pocket expenses (including fees and expenses of counsel) in an amount not to exceed $100,000, incurred by the Underwriters in connection with this Agreement or in investigating, preparing to market or marketing the Securities.

                  Each Selling Securityholder, severally and not jointly, agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Securities being sold by such Selling Securityholder.

                  7.3 The Company, Kirk Blosch and Jeff W. Holmes (shareholders of the Company) and each of the Selling Securityholders, severally and not jointly, covenant and agree that it will not offer to sell, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company, or securities convertible or exchangeable for, or any rights to purchase or acquire, Common Stock, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock other than as provided in this Agreement or as contemplated by the Registration Statement, for a period of 180 days after the effective date of the Registration Statement, without the prior written consent of the Representatives; provided, however, that Kirk Blosch and Jeff W. Holmes shall have a demand registration right, for a period of two years commencing February 1, 1998, with respect to 350,000 shares of Common Stock issuable upon the exercise of warrants held by them on the date hereof. The Company also will, at or prior to the First Closing Date, furnish you with a written agreement of each of the persons listed on Schedule C hereto to the effect that they will not offer to sell, sell or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock, for a period of 180 days after the effective date of the Registration Statement, without the prior written consent of the Representatives. This Section 7.3 shall not apply to the transactions contemplated hereby or to the granting of options or sale of Common Stock pursuant to the Company's Amended 1993 Stock Option Plan.

                  7.4 Each of the Selling Securityholders will, prior to or concurrent with the execution and delivery of this Agreement, deliver to the Representatives an executed copy of the Power of Attorney and Custody Agreement relating to such Selling Securityholder.

         8.       Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 10 hereof) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law or otherwise, and except as provided below, will reimburse each of the Underwriters and each such controlling person, if any, for any legal or other expenses incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary prospectus or in the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless the untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, preliminary prospectus or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by you or any Underwriter or any Selling Securityholder through you expressly for use therein. Promptly after receipt by any Underwriter or any person controlling the Underwriter of notice of the commencement of any action in respect of which indemnity may be sought against the Company under this Section 8, the Underwriter will notify the Company in writing of the commencement thereof, and, subject to the provisions stated below, the Company shall assume the defense of the action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Underwriter or such person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against it. Any Underwriter or any controlling person shall have the right to employ separate counsel in the action and to participate in the defense thereof, but the fees and expenses of its counsel shall not be at the expense of the Company unless the employment of that counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any action effected without the Company's consent.

                  (b) Each Selling Securityholder, severally and not jointly, will indemnify and hold harmless each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 10 hereof) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law or otherwise, and except as provided below, will reimburse each of the Underwriters and each such controlling person, if any, for any legal or other expenses incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary prospectus or in the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only in so far as such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, preliminary prospectus or Prospectus (if used within the time period set forth in Section 7.1(b) hereof) in reliance upon and in conformity with information furnished in writing to the Company by such Selling Securityholder expressly for use therein. Promptly after receipt by any Underwriter or any person controlling the Underwriter of notice of the commencement of any action in respect of which indemnity may be sought against a Selling Securityholder under this Section 8, the Underwriter will notify such Selling Securityholder in writing of the commencement thereof, and, subject to the provisions stated below, such Selling Securityholder may assume the defense of the action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Underwriter or such person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against it. Any Underwriter or any controlling person shall have the right to employ separate counsel in the action and to participate in the defense thereof, but the fees and expenses of its counsel shall not be at the expense of such Selling Securityholder unless the employment of that counsel has been specifically authorized by such Selling Securityholder. Each Selling Securityholder shall not be liable to indemnify any person for any settlement of any action effected without such Selling Securityholder's consent.

                  (c) Each Underwriter will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act and each Selling Securityholder and each person, if any, who controls such Selling Securityholder within the meaning of Section 15 of the Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law or otherwise, and, except as provided below, will reimburse the Company and each such director, officer or controlling person and each Selling Securityholder for any legal or other expenses incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary prospectus or in the Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only insofar as any such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by you or any Underwriter through you expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against one or more Underwriters under this Section 8, the indemnified party will notify the Representatives in writing of the commencement thereof, and the Underwriter or Underwriters against whom indemnity may be sought shall, subject to the provisions stated below, assume the defense of the action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company and the Selling Securityholders, as applicable, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect to which indemnity my be sought against the Underwriter or Underwriters. The Company and each director, officer or controlling person and each Selling Securityholder shall have the right to employ separate counsel in any action and to participate in the defense thereof, but the fees and expenses of their counsel shall not be at the expense of any Underwriter unless the employment of that counsel has been specifically authorized by the Underwriter or Underwriters obligated to defend the action. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any action effected without the Underwriter's consent.

                  (d) It is agreed that the only information supplied by the Underwriters in writing for use in the Registration Statement, the preliminary prospectus or the Prospectus are set forth in the last paragraph on the cover of the Prospectus, the first paragraph under the table under the heading "Underwriting" and the third paragraph under the table under the heading "Underwriting" in the Prospectus and that no information has been omitted from the Registration Statement in reliance on information supplied by the Underwriters in writing.

                  (e) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party; then the Company, each Selling Securityholder and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) in either such case (after contribution from others) in such proportions so that all such Underwriters are responsible in the aggregate for that portion of such losses, claims, damages or liabilities as is determined by multiplying the total amount of such losses, claims, damages or liabilities times the difference between the public offering price and the purchase price to the Underwriter and dividing the product thereof by the public offering price, and the Company and the Selling Securityholders shall be responsible for the portion of such losses, claims, damages or liabilities as determined by multiplying the total amount of such losses, claims, damages or liabilities times the purchase price to the Underwriters and dividing the product thereof by the public offering price; provided, however, that the contribution of each contributing Underwriter shall not be in excess of its proportionate share (based on the ratio of the number of Securities purchased by such Underwriter to the number of Securities purchased by all contributing Underwriters) of the portion of such losses, claims, damages or liabilities for which the Underwriters are responsible and the contribution of the Company and each Selling Securityholder shall not be in excess of their proportionate share (based on the ratio of the number of Securities sold by the Company or such Selling Securityholder to the total number of Securities sold) of the portion of such losses, claims, damages or liabilities for which the Company and the Selling Securityholders are responsible. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any person having liability under Section 11 of the Act other than the Company, the Selling Securityholders and the Underwriters. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Company and the Selling Securityholders and any Underwriter, as the case may be, shall be entitled to contribution from the Company and the Selling Securityholders and/or the Underwriters, as the case may be, to the full extent permitted by law.

         9.       Effective Date and Termination.

                  (a) This Agreement shall become effective at 10:00 a.m., Pacific Time, on the first full business day following the day on which the Registration Statement becomes effective or at the time of the initial public offering of any of the Securities by the Underwriters after the Registration Statement becomes effective, whichever time shall first occur. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement, which is subsequently published, relating to the Securities, or the time at which the Securities are first generally offered by the Underwriters to dealers by letter or telegram, whichever shall first occur. You may prevent this Agreement from becoming effective without liability of any party to any other party, except as otherwise provided in Sections 9(b) and (c), by giving notice as indicated below in Section 9(b) prior to the time when this Agreement would otherwise become effective as herein provided.

                  (b) This Agreement, except for Sections 7.2, 8, 11, 12 and 13, may be terminated by the Representatives by notifying the Company and the Selling Securityholders at any time at or prior to the First Closing Date, and the option referred to in Section 4(b) hereof, if exercised, may be cancelled at any time prior to the Second Closing Date, if, in the Representatives' judgment, payment for and delivery of the

         Securities is rendered impracticable or inadvisable by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree,
         (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange or Nasdaq-NMS having been suspended or limited, (iii) material governmental restrictions having been imposed on trading in securities generally, (iv) a banking moratorium having been declared by Federal or California or New York state authorities, (v) an outbreak of major international hostilities or other national or international calamity having occurred, (vi) the passage by the Congress of the United States or by any state legislative body, of any act or measure, or the adoption or proposed adoption of any orders, rules, legislation or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is believed likely by the Representatives to have a material adverse impact on the business, financial condition or financial statements of the Company or the market for the securities offered hereby, (vii) any material adverse change having occurred, since the respective dates as of which information is given in the Registration Statement and Prospectus, in the condition of the Company, financial or otherwise, or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business which, in your judgment, makes it impracticable or inadvisable to offer or deliver the Securities on the terms contemplated by the Prospectus, or (viii) any of the conditions specified in Section 6 hereof not having been fulfilled or waived in writing by the Representatives, at or prior to the Closing Date, when and as required by this Agreement to be fulfilled.

                  (c) If this Agreement shall be terminated pursuant to any of the provisions hereof, except as provided in Sections 7.2 and 8, neither the Company nor the Selling Securityholders shall be under any liability to any Underwriter nor shall any Underwriter be under any liability to the Company or the Selling Securityholders, except that no Underwriter which shall have failed or refused to purchase the Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Company, to the Selling Securityholders or to the other Underwriters for damages occasioned by its default.

         10. Default of Underwriters. If one or more of the Underwriters shall fail or refuse (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the First Closing Date or the Second Closing Date the aggregate number of Primary Securities or Over-Allotment Securities agreed to be purchased by such Underwriter or Underwriters and the aggregate number of Primary Securities or Over-Allotment Securities agreed to be purchased by the Underwriter or Underwriters shall not exceed 10% of the total number of Primary Securities or Over-Allotment Securities (as the case may be) to be sold hereunder to the Underwriters, then each of the non-defaulting Underwriters shall be obligated to purchase these Primary Securities or Over-Allotment Securities on the terms herein set forth in proportion to their respective obligations hereunder. In that case, the Representatives and the Company shall have the right to postpone the First Closing Date or the Second Closing Date (as the case may be) for a period of not more than seven days in order that necessary changes and arrangements may be effected.

         If one or more of the Underwriters shall fail or refuse (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the First Closing Date or the Second Closing Date the aggregate number of Primary Securities or Over-Allotment Securities agreed to be purchased by such Underwriter or Underwriters and the aggregate number of Primary Securities or Over-Allotment Securities agreed to be purchased by such Underwriter or Underwriters shall exceed 10% of the total number of Primary Securities or Over-Allotment Securities (as the case may be) to be sold hereunder to the Underwriters, then the non-defaulting Underwriters shall have the right to purchase, or procure one or more Underwriters reasonably acceptable to the Company, to purchase, in such proportions as they may agree upon and upon the terms herein set forth, the Primary Securities or Over-Allotment Securities which such defaulting Underwriter or Underwriters agreed to purchase, and this Agreement shall be carried out accordingly. If such other Underwriters do not exercise this right within twenty-four hours after receiving notice of the default, then the Company shall be entitled to an additional period of twenty-four hours within which to procure another party or parties satisfactory to the Representatives to purchase or agree to purchase these Primary Securities or Over-Allotment Securities on the terms herein set forth. In any such case, the Representatives and the Company shall have the right to postpone the First Closing Date or the Second Closing Date (as the case may be) for a period of not more than seven days in order that necessary changes and arrangements may be effected. If this paragraph becomes applicable and neither the non-defaulting Underwriters nor the Company shall make arrangements within the period stated for the purchase of the Primary Securities or Over-Allotment Securities which the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter to the Company or the Selling Securityholders and without liability on the part of the Company or the Selling Securityholders except as provided in Sections 7.2 and 8. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company or the Selling Securityholders arising out of the default.

         11. Representations and Agreement to Remain in Effect. The expense, reimbursement and indemnification agreements contained in Sections 7, 8 and 9 shall survive any termination of this Agreement; and the representations, warranties and covenants of the Company and the Selling Securityholders set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any of the Underwriters, the Company, any controlling person, director or officer of the Company or the Underwriters, or the Selling Securityholders, and (ii) delivery, acceptance of and payment for the Securities under this Agreement.

         12. Parties in Interest. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Securityholders, and their respective successors and assigns, to the extent expressed herein, for the benefit of persons controlling any of the Company, any of Selling Securityholders or any of the Underwriters, directors and officers of the Company and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Securities from any Underwriter merely because of such purchase.

         13. Notices, Headings, Applicable Law. Except as otherwise provided in this Agreement, all statements, requests, notices and other communications hereunder shall be in writing and shall be mailed, delivered, telegraphed or sent by facsimile transmission and confirmed to the Representatives at the address set forth above, attention: Investment Banking (facsimile number: (213) 688-6642); and if to the Company or the Selling Securityholders to Dean G. Constantine, President, ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123 (facsimile number: (801) 264-1051). Any party may change the address at which it is to receive communications hereunder upon notice to the other parties as provided above. The headings in this Agreement have been inserted as a matter of convenience and reference and are not a part of this Agreement. The Agreement shall be construed in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of California.

          Please confirm that the foregoing correctly sets forth the agreement among us.

                                          Sincerely yours,


                                          ZEVEX INTERNATIONAL, INC.



                                          By __________________________________

                                             Title:



                                          SELLING SECURITYHOLDERS

                                          DEAN G. CONSTANTINE
                                          DAVID J. McNALLY
                                          PHILLIP L. McSTOTTS
                                          KIRK BLOSCH
                                          JEFF W. HOLMES
                                          GREGORY A. BERNETT
                                          CRAIG D. CLAYSON
                                          JOHN FREED
                                          GEORGE C. AND JOAN M. HOFER
                                          THOMAS E. HOFER
                                          JOHN AND ANGELINE MARUSIAK
                                          RONALD J. MARUSIAK
                                          GEORGE N. McDONALD
                                          GERALD A. MORGAN
                                          ROBERT E. FREED, FAMILY TRUST
                                          SNAKE EYES INVESTMENT, L.C.
                                          RAY C. UNRATH
                                          RAY M. UNRATH
                                          CHARLES WAFER


                                          By __________________________________
                                                     Attorney-in-Fact

Confirmed and Accepted as of the
date first above written.

WEDBUSH MORGAN SECURITIES, INC.

EVEREN SECURITIES, INC.


By____________________________________


For themselves and as the Representatives of the several Underwriters.

                                   SCHEDULE A

                                  UNDERWRITERS

                                                                      Number of
           Underwriter                                                Securities

Wedbush Morgan Securities, Inc......................................    420,000

EVEREN Securities, Inc. ............................................    420,000

Cowen & Company.....................................................     30,000

A.G. Edwards & Sons, Inc. ..........................................     30,000

Advest Inc. ........................................................     20,000

Crowell, Weedon & Co. ..............................................     20,000

Cruttenden Roth Incorporated........................................     20,000

D.A. Davidson & Co. ................................................     20,000

Fahnestock & Co. Inc. ..............................................     20,000

John G. Kinnard and Co. Inc. .......................................     20,000

LT Lawrence & Co., Inc. ............................................     20,000

The Ohio Company....................................................     20,000

Pennsylvania Merchant Group Ltd. ...................................     20,000

Sands Brothers & Co., Ltd. .........................................     20,000

The Seidler Companies Incorporated..................................     20,000

Southwest Securities, Inc. .........................................     20,000

Sutro & Co. Incorporated............................................     20,000

Vector Securities International, Inc. ..............................     20,000

GBS Financial Corp. ................................................     10,000

TriQuest Financial Inc. ............................................     10,000
                                                                      ---------


           Total....................................................  1,200,000

                                   SCHEDULE B

                             SELLING SECURITYHOLDERS



          Selling                          Number of Shares                      Number of
       Securityholder                    of Stock to be Sold                Warrants to be Sold

Dean G. Constantine                                  10,000
David J. McNally                                     10,000
Phillip L. McStotts                                  10,000
Gregory A. Bernett                                                                     7,500
Craig D. Clayson                                                                       7,500
John Freed                                                                             3,750
George C. and Joan M. Hofer                                                           15,000
Thomas E. Hofer                                                                       15,000
John and Angeline Marusiak                                                             7,500
Ronald J. Marusiak                                                                     7,500
George N. McDonald                                                                    15,000
Gerald A. Morgan                                                                      30,000
Robert E. Freed, Family Trust                                                          3,750
Snake Eyes Investment, L.C.                                                            7,500
Ray C. Unrath                                                                         12,000
Ray M. Unrath                                                                          3,000
Charles Wafer                                                                         15,000

                                   SCHEDULE C

                             LIST OF SECURITYHOLDERS



Name                                                       Number of Securities
----                                                       --------------------
None

                                    EXHIBIT 1

                                WARRANT AGREEMENT

VOID AFTER 5:00 P.M., NEW YORK TIME, ON NOVEMBER __, 2002, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.


                               WARRANT TO PURCHASE
                                     100,000
                             SHARES OF COMMON STOCK
                                       OF
                            ZEVEX INTERNATIONAL, INC.

No. W-__

      This certificates that, for and in consideration of services rendered and in connection with the public offering of Common Stock of the Company named below (the "Offering") and other good and valuable consideration, __________________________ (the "Representative") and its registered, permitted assigns (collectively, the "Warrantholder"), is entitled to purchase from ZEVEX International, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), subject to the terms and conditions hereof, at any time on or after 9:00 a.m., New York time, on November __, 1998 and before 5:00 p.m., New York time on November __, 2002 (or, if such day is not a Business Day, at or before 5:00 p.m., New York time, on the next following Business Day), up to 100,000 fully paid and nonassessable shares of Common Stock of the Company at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article 3 hereof.

                                    ARTICLE 1

                               DEFINITION OF TERMS

      As used in this Warrant, the following capitalized terms shall have the following respective meanings:

            (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain Closed.

            (b) Common Stock: Common Stock, $0.001 par value, of the Company.

            (c) Common Stock Equivalents: Securities that are convertible into or exercisable for shares of Common Stock.

            (d) Demand Registration: See Section 6.2.

            (e) Exchange Act: The Securities Exchange Act of 1934, as amended.

            (f) Exercise Price: $__________ per Warrant Share, 120% of the initial price to public in the Offering as set forth on the cover page of the Prospectus with respect to the Offering as such Price may be adjusted from time to time pursuant to Article 3 hereof.

            (g) Expiration Date: 5:00 p.m., New York time on November __, 2002 or if such day is not a Business Day, the next succeeding day which is a Business Day.

            (h) 25% Holder: At any time as to which a Demand Registration is requested, the Holder and/or the holders of any other Warrants and/or the holders of Warrant Shares who have the right to acquire or hold, as the case may be, not less than 25% of the continued total of Warrant Shares issuable and Warrant Shares outstanding at the time such Demand registration is requested.

            (i) Holder: A Holder of Registrable Securities.

            (j) NASD: National Association of Securities Dealers, Inc.

            (k) Net Issuance Exercise Date: See Section 2.2.

            (l) Net Issuance Right: See Section 2.3.

            (m) Net Issuance Warrant Shares: See Section 2.3.

            (n) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

            (o) Piggyback Registration: See Section 6.1.

            (p) Prospectus: Any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all materials incorporated by reference in such Prospectus.

            (q) Public Offering: A public offering of any of the Company's equity or debt securities pursuant to a Registration Statement under the Securities Act.

            (r) Registration Expenses: Any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses; (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters (provided that the Company shall not be required to incur expenses in respect of such special audits or "cold comfort" letters in excess of $15,000) required by or incident to such performance and compliance; and (v) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of any special experts retained by the underwriters in connection with the requested registration, but excluding underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

            (s) Registrable Securities: Any Warrant Shares issued to the Representative and/or its designees or transferees and/or other securities that may be or are issued by the Company upon exercise of the Warrants, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article 3 hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (ii) they shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

            (t) Registration Statement: Any Registration Statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

            (u) SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

            (v) Securities Act: The Securities Act of 1933, as amended.

            (w) Warrantholder: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

            (x) Warrants: This Warrant, all other warrants issued on the date hereof and all other warrants that may be issued in its or their place (together evidencing the right to purchase an aggregate of up to 100,000 shares of Common Stock), originally issued as set forth in the definition of Registrable Securities.

            (y) Warrant Shares: Common Stock, Common Stock Equivalents and other securities purchased or purchasable upon exercise or conversion of the Warrants.


                                   ARTICLE 2

                       DURATION AND EXERCISE OF WARRANT

      2.1   Duration of Warrant

            The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 a.m., New York time, on November __, 1998 and before 5:00 p.m., New York time, on the Expiration Date (which is the date five years after the effective date of the Offering). If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

      2.2   Method of Exercise

            (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123 or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and, in the event of an exercise for cash pursuant to
Section 2.3(a), accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

            (b) Upon receipt of this Warrant with the Exercise Form fully executed and, in the event of an exercise for cash pursuant to Section 2.3(a), accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article 3 hereof, if any, and as provided in Section 2.5 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. A net issuance exercise pursuant to Section 2.3(b) shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Net Issuance Exercise Date"), and, at the election of the Holder hereof may be made contingent upon the closing of the sale of the Warrant Shares in a Public Offering. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the time of receipt of the Exercise Form and payment in accordance with the preceding sentence, in the case of an exercise for cash pursuant to Section 2.3(a), or as of the Net Issuance Exercise Date, in the case of a net issuance exercise pursuant to
Section 2.3(b), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may, in the case of an exercise for cash pursuant to
Section 2.3(a) or in the case of a net issuance exercise prior to the satisfaction of any holding period required by Rule 144 promulgated under the Securities Act require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit Warrant Shares to be issued without such registration.

            (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute as of the exercise date (or, if later, the Net Issuance Exercise Date) a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder within 30 days following the exercise date (or, if later, the Net Issuance Exercise Date).

            (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issuance of any Warrant Shares.

      2.3   Exercise of Warrant

            (a) Right to Exercise for Cash. This Warrant may be exercised by the Holder by delivery of payment to the Company, for the account of the Company, by cash, by certified or bank cashier's check or by wire transfer, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

            (b) Right to Exercise on a Net Issuance Basis. In lieu of exercising this Warrant for cash pursuant to Section 2.3(a), the Holder shall have the right to exercise this Warrant or any portion thereof (the "Net Issuance Right") into shares of Common Stock as provided in this Section 2.3(b) at any time or from time to time during the period specified in Section 2.1 hereof by the surrender of this Warrant to the Company, with a duly executed and completed Exercise Form marked to reflect net issuance exercise. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant and noted on the Exercise Form (the "Net Issuance Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise Price of the Net Issuance Warrant Shares immediately prior to the exercise of the Net Issuance Right from (B) the aggregate fair market value of the Net Issuance Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Net Issuance Exercise Date (as herein defined).

      Expressed as a formula such net issuance exercise shall be computed as follows:

            X =   B-A
                  ---
                   Y

            Where: X =  the number of shares of Common Stock that may be issued to the Holder

                   Y = the fair market value (FMV) of one share of Common Stock as of the Net Issuance Exercise Date

                   A = the aggregate Exercise Price (i.e., Net Issuance Warrant Shares x Exercise Price)

                   B =  the aggregate FMV (i.e., FMV x Net Issuance Warrant
                        Shares)

            (c) Determination of Fair Market Value. For purposes of this Section 2.3, "fair market value" of a share of Common Stock as of the Net Issuance Exercise Date shall mean:

                      (i) If the Net Issuance Right is exercised in connection with a Public Offering, and if the Company's Registration Statement relating to such Public Offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final Prospectus with respect to such offering.

                      (ii) If the Net Issuance Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

                        (A) If the Common Stock is traded on a securities exchange, the fair market value of a share of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 20 consecutive trading days ending five business days prior to the Net Issuance Exercise Date;

                        (B) If the Common Stock is traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of the Common Stock shall be deemed to be the average of the last reported sales prices of the Common Stock on such Market over the 30-day period ending five business days prior to the Net Issuance Exercise Date;

                        (C) If the Common Stock is traded over-the-counter other than on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Net Issuance Exercise Date; and

                        (D) If there is no public market for the Common Stock, then the fair market value of a share of the Common Stock shall be determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the Company are unable to so agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder.

      2.4   Reservation of Shares

            The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as contemplated by Sections 2.2(b) and 5.2) and free and clear of all preemptive rights.

      2.5   Fractional Shares

            The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant, pay to the Warrantholder an amount in cash equal to the fair market value of such fractional share as of the exercise date (or, if applicable and a later date, the Net Issuance Exercise Date).

      2.6   Listing

            Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed

(subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.


                                    ARTICLE 3

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

      The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article 3.

      3.1   Mechanical Adjustments

            (a) If at any time prior to the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number of Warrant Shares issuable upon exercise of the Warrant and/or the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, the Warrantholder would have owned upon such exercise and had been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3.1(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

            (b) If at any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making of a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.1(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3.1(b)) (any such nonexcluded event being herein called a "Special Dividend"), the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (as defined in Section 3.1(e)) on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock (as so determined). Any adjustments required by this
Section 3.1 (b) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

            (c) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary, or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

            (d) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to paragraph (b) of this Section 3.1, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares then issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (e) For the purpose of any computation under this Section 3.1, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

            (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 3.1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.1 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

            (g) In the event that at any time, as a result of any adjustment made pursuant to Section 3.1(a), the Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.1(a) or this Section 3.1(g).

      3.2   Notices of Adjustment

            Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment setting forth a brief statement of the facts requiring such adjustment, and setting forth the computation by which such adjustment was made.

      3.3   No Adjustment for Dividends

            Except as provided in Section 3.1 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

      3.4   Preservation of Purchase Rights in Certain Transactions

            In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company may, as a condition precedent to such transaction cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale, or conveyance had this Warrant been exercised immediately prior to such action. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Article 3. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

      3.5   Form of Warrant After Adjustments

            The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

      3.6   Treatment of Warrantholder

            Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.


                                    ARTICLE 4

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

      4.1   No Rights as Shareholders; Notice to Warrantholders

            Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his or its transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

            (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a cash dividend excluded from the definition of "Special Dividend" by the second parenthetical comment set forth in Section 3.1(b)) to all holders of Common Stock;

            (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

            (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

            (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

      Such giving of notice shall be initiated (i) at least 10 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

      4.2   Lost, Stolen, Mutilated or Destroyed Warrants

            If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its reasonable judgment impose (which shall, in the case of a mutilated Warrant, including the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                    ARTICLE 5

                       SPLIT-UP, COMBINATION, EXCHANGE AND
                    TRANSFER OF WARRANTS AND WARRANTY SHARES

      5.1   Split-Up, Combination and Exchange of Warrants

            This Warrant may be split-up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split-up, combine or exchange this Warrant, he or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

      5.2   Restrictions on Transfer, Restrictive Legends

            Except for transfers of a Warrant by operation of law or by reason of the reorganization of the issuer, no Warrant may be sold, transferred, assigned or hypothecated prior to November ____, 1998 (which is the date one year after the effective date of the Offering), other than Warrants transferred to an underwriter or dealer participating in the Offering or to an officer or partner of such a participant. Each Warrant (and each Warrant issued upon direct or indirect transfer of or in substitution for any Warrant) issued prior to November ___, 1998, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION
            OF THIS WARRANT PRIOR TO NOVEMBER ____, 1998 IS
            RESTRICTED."

            In addition, except as otherwise permitted by this Section 5.2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant issued pursuant to Section 5.1 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

      "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

      Except as otherwise permitted by this Section 5.2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

      Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if the issuance of such Warrant is not in contravention of the initial sentence of this Section 5.2 and (i) the issuance of such Warrant Shares has been registered under the Securities Act, (ii) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor thereto) or (iii) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

                                    ARTICLE 6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

      6.1   Piggyback Registration

            (a) Right to include Registrable Securities. If at any time or from time to time prior to the second anniversary of the Expiration Date (which is the date seven years after the effective date of the Offering), the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities or would not be available for the Registrable Securities) (a "Piggyback Registration"), it shall as expeditiously as possible give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 6.1. Such rights are referred to hereinafter as "Piggyback Registration Rights." Upon the written request of any such Holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holders thereof and the Company shall keep such registration statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 90 days).

            (b) Withdrawal of Piggyback Registration by Company. If, at any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration. All best efforts obligations of the Company pursuant to Section 6.4 shall cease if the Company determines to terminate prior to such effective date any registration where Registrable Securities are being registered pursuant to this Section 6.1.

            (c) Piggyback Registration of Underwritten Public Offering. If a Piggyback Registration involves an offering by or through underwriters, then (i) all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) any Holder requesting to have his or its Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or its Registrable Securities so included in connection with such registration.

            (d) Payment of Registration Expenses for Piggyback Registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 6. 1.

            (e) Priority in Piggyback Registration. If a Piggyback Registration involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises each Holder requesting to have Registrable Securities included in the Company's Registration Statement that such inclusion would materially adversely affect such offering; provided that (i) if other selling shareholders without contractual registration rights have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by selling shareholders without registration rights before any reduction or elimination of Registrable Securities; and (ii) any such reduction or elimination (after taking into account the effect of clause (i)) shall be pro rata to all other selling shareholders with contractual registration rights.

      6.2   Demand Registration

            (a) Request for Registration. If, at any time prior to the Expiration Date (which is the date five years after the effective date of the Offering), any 25% Holders request that the Company file a registration statement under the Securities Act, as soon as practicable thereafter the Company shall use its best efforts to file a registration statement with respect to all Warrant Shares that it has been so requested to include and to obtain the effectiveness thereof, and shall take all other action necessary under federal or state law or regulation to permit the Warrant Shares that are held and/or that may be acquired upon the exercise of the Warrants specified in the notices of the Holders or holders hereof to be sold or otherwise disposed of, and the Company shall maintain such compliance with each such federal and state law and regulation for the period necessary for such Holders or holders to effect the proposed sale or other disposition; provided, however, the Company shall be entitled to defer such registration for a period of up to 60 days if and to the extent that its Board of Directors shall determine that such registration would interfere with a pending corporate transaction. The Company shall also promptly give written notice to the Holders and the holders of any other Warrants and/or the holders of any Warrant Shares who or that have not made a request to the Company pursuant to the provisions of this Section 6.2(a) of its intention to effect any required registration or qualification, and shall use its best efforts to effect as expeditiously as possible such registration or qualification of all such other Warrant Shares that are then held and/or that may be acquired upon the exercise of the Warrants, the Holder or holders of which have requested such registration or qualification, within 15 days after such notice has been given by the Company, as provided in the preceding sentence. The Company shall be required to effect a registration or qualification pursuant to this Section 6.2(a) on one occasion only.

            (b) Payment of Registration Expenses for Demand Registration. The Company shall pay all Registration Expenses in connection with the Demand Registration.

            (c) Selection of Underwriters. If any Demand Registration is requested to be in the form of an underwritten offering, the managing underwriters shall be Wedbush Morgan Securities and __________ and the other co-manager (if any) and the independent price required under the rules of the NASD (if any) shall be selected and obtained by the Holders of a majority of the Warrant Shares to be registered. Such selection shall be subject to the Company's consent, which consent shall not be unreasonably withheld. All fees and expenses (other than Registration Expenses otherwise required to be paid) of any managing underwriter, any co-manager or any independent underwriter or other independent price required under the rules of the NASD shall be paid for by such underwriters or by the Holders or holders whose shares are being registered. If Wedbush Morgan Securities and __________ should decline to serve as managing underwriter, the Holders of a majority of the Warrant Shares to be registered may select and obtain one or more managing underwriters. Such selection shall be subject to the Company's consent, which shall not be unreasonably withheld.

            (d) Procedure for Requesting Demand Registration. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and the intended method of disposition. Within 10 days after receipt of such a request the Company will give written notice of such registration request to all Holders and, subject to the limitations of Section 6.2(b), the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

      6.3   Buy-Outs of Registration Demand.

            In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any Registrable Securities pursuant to this Article 6, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered in an amount in cash equal to the difference between (a) 95% of the last sale price of the Common Stock on the day the request for registration is made and
(b) the Exercise Price in effect
on such day; provided, however, that the Holder or Holders may withdraw such request for registration rather than accept such offer by the Company.

      6.4   Registration Procedures.

            If and whenever the Company is required to use its best efforts to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held or that may be acquired upon exercise of the Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article 6, the Company shall, as expeditiously as practicable:

            (a) prepare and file with the SEC, as soon as practicable within 90 days after the end of the period within which requests for registration may be given to the Company (but subject to the provisions for deferral contained in Section 6.2(a) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, subject to Section 6.1(d) hereof, and use its best efforts to cause such Registration Statements to become effective; provided that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statements and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters;

            (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for a reasonable period not to exceed 180 days; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

            (c) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contemplated by paragraph (m) below ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; and (vi) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (e) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

            (f) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment therein, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (g) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

            (h) prior to any public offering of Registrable Securities, cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement, provided that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject;

      (i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

      (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

      (k) upon the occurrence of any event contemplated by Section 6.4(c)(vi) above, prepare a post-effective amendment or supplement to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (l) with respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Holders of a majority of such issue or class of Registrable Securities;

      (m) enter into such agreements (including any underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be in form, scope and substance reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 6.5 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause
(i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement as and to the extent required hereunder;

      (n) make available for inspection by one or more representatives of the Holders of Registrable Securities being sold, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other record, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

      (o) otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary or advisable to enable each such Holder and each such underwriter to consummate the sale or disposition in such jurisdiction or jurisdictions in which any such Holder or underwriter shall have requested that the Registrable Securities be sold.

      Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

      The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

      6.5   Indemnification.

            (a) Indemnification by Company. In connection with each Registration Statement relating to the disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

            (b) Indemnification by Holder. In connection with each Registration Statement, each Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.5(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto.

            (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6.5(a) or 6.5(b) shall be available to any party who shall fail to give notice as provided in this Section 6.5(c) if the party to whom notice was not given was unaware of the proceeding in which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties,
(ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

            (d) Contribution. In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 6.5 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

            (e) Underwriting Agreement to Control. Notwithstanding the foregoing provisions of the Section 6.5, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

            (f) Specific Performance. The Company and the Holder acknowledge that remedies at law for the enforcement of this Section 6.5 may be inadequate and intend that this Section 6.5 shall be specifically enforceable.

            (g) Survival of Obligations. The obligations of the Company and the Holder under this Section 6.5 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Article 6, and otherwise.

      6.6   Reports Under Securities Exchange Act of 1934.

      With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and information as may be required pursuant to the provisions of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                                    ARTICLE 7

                                  OTHER MATTERS

      7.1   Binding Effects; Benefits.

            This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

      7.2   No Inconsistent Agreements.

            The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

      7.3   Adjustments Affecting Registrable Securities.

            The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

      7.4   Integration/Entire Agreement.

            This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

      7.5   Amendments and Waivers.

            The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Holders shall be bound by any consent authorized by this Section whether or not certificates representing such Registrable Securities have been marked to indicate such consent.

      7.6   Counterparts.

            This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      7.7   Governing Law.

            This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

      7.8   Severability.

            In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      7.9   Attorneys' Fees.

            In any action or proceeding brought to enforce any provisions of this Warrant, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

      7.10  Computations of Consent.

            Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      7.11  Notice.

            Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Holder addressed to it in care of Wedbush Morgan Securities Inc., 1000 Wilshire Boulevard, Los Angeles, California 90017, or, if the Holder has designated by notice in writing to the Company, any other address, to each other address and if to the Company, addressed to it at: 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, Attention:
President, with a copy to Jones, Waldo, Holbrook & McDonough, 1500 Wells Fargo Plaza, 170 South Main Street, Salt Lake City, Utah 84101-1644, Attention: Ronald
S. Poelman, Esq., or if the Company has designated, by notice in writing to the Holder, any other address, to such other address.

      The Company may change its address by written notice to the Holder and the Holder may change its address by written notice to the Company.

      In Witness Whereof, this Warrant has been duly executed by the Company under its corporate seal as of the __ day of December, 1997.

                                    ZEVEX INTERNATIONAL, INC.


                                    By:_______________

                                    Title:____________

Attest:___________________
      Assistant Secretary

                                  EXERCISE FORM

                    (To be executed upon exercise of Warrant)


ZEVEX International, Inc.
4314 ZEVEX Park Lane
Salt Lake City, Utah 84123


      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):

      herewith tenders payment for _____ of the Warrant Shares to the order of _______________ in the amount of $___________ in accordance with the terms of this Warrant; or

      herewith tenders this Warrant for ________ Warrant Shares pursuant to the net issuance exercise provisions of Section 2.3(b) of this Warrant.

      Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any fractional share to:

                              Name_________________
                                  _________________
                                  _________________
                                  _________________
                                 (Please print Name, Address and Social
                                  Security Number)


                              Signature_______________________________
                              Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below


If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   ASSIGNMENT

                (To be executed only upon assignment of Warrant)

For value received, _______________ hereby sells, assigns and transfers unto ______________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ its attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises.

      Name(s) of                                      No. of
      Assignees               Address                 Warrant Shares
      ---------               -------                 --------------


And if said number of Warrant Shares shall not be all the Warrant Shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares registered by said Warrant.

Dated: ______________, ___ Signature _______________________________

                         Note: The above signature should correspond exactly
                               with the name on the face of this Warrant.